UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

METSERA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42489	92-0931552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 World Trade Center
175 Greenwich Street
New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 784-6595

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MTSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 4, 2025, Metsera, Inc., a Delaware corporation (the “Company” or “Metsera”), issued a press release announcing that on November 4, 2025 the Metsera Board of Directors determined, after consultation with its outside counsel and financial advisors, that revised unsolicited proposal that Metsera received from Novo Nordisk A/S, a Danish aktieselskab (“Novo Nordisk”), on November 4, 2025, to acquire Metsera (the “a Novo Nordisk Proposal”) constitutes a “Superior Company Proposal” as defined in the Merger Agreement by and among Pfizer Inc. (“Pfizer”), a Delaware corporation, Mayfair Merger Sub, Inc. a Delaware corporation, and the Company (the “Pfizer Merger Agreement”). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The Revised Novo Nordisk Proposal

The terms of the Novo Nordisk Proposal are (in each case, as compared to the proposal made by Novo Nordisk on October 25, 2025 and as described in the previously filed Current Report on Form 8-K filed by the Company on October 30, 2025 with the SEC (the “October 25 Novo Nordisk Proposal”):

i.	increasing the amount that a Novo Nordisk subsidiary would pay to Metsera from $56.50 per Metsera common share in cash to $62.20 per Metsera common share;

ii.

increasing the dividend that Metsera would declare from $56.50 per Metsera common share, in cash, to $62.20 per Metsera common share, with a record date ten days following the signing the definitive agreements relating to the Novo Proposal with payment to follow in the days shortly thereafter; and

iii.	increasing the maximum amount payable under the non-transferable contingent value right (“CVR”) from up to $21.25 to up to $24.00 per share of Company Common Stock in cash, as follows:

a.	Clinical Trial Milestone: From $4.75 to $5.25 per CVR following the Phase 3 clinical trial start of the Company’s MET-097i and MET-233i combination;

b.	Mono FDA Approval Milestone: From $6.50 to $7.50 per CVR following U.S. Food and Drug Administration (FDA) approval of the Company’s monthly MET-097i monotherapy; and

c.	Combination FDA Approval Milestone: $10.00 to $11.25 per CVR following FDA approval of the Company’s monthly MET-097i and MET-233i combination.

The Revised Novo Nordisk Proposal expires at 10.00 a.m. Eastern Time on November 6, 2025.

The foregoing description of the Novo Nordisk Proposal is not complete and is qualified in its entirety by reference to the Novo Irrevocable Offer, which is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Receipt of Revised Pfizer Proposal

On November 3, 2025, Metsera received a proposal (the “Revised Pfizer Proposal”) from Pfizer, Inc. (“Pfizer”) to amend the existing Agreement and Plan of Merger, dated as of September 21, 2025, by and among Metsera, Inc. (the “Company”), Pfizer and Mayfair Merger Sub, Inc. (the “Merger Agreement”) on the following material terms (in each case, as compared to the Pfizer Merger Agreement):

i.	increasing the cash consideration to be paid by Pfizer from $47.50 to $60.00 in cash per share of Company Common Stock, without interest;

ii.	decreasing the maximum amount payable under the non-transferable contingent value right (“CVR”) from up to $22.50 to up to $10.00 per share of Company Common Stock in cash, as follows:

a.	Clinical Trial Milestone: From $5.00 to $2.75 per CVR following the Phase 3 clinical trial start of the Company’s MET-097i and MET-233i combination;

b.	Mono FDA Approval Milestone: From $7.00 to $4.25 per CVR following U.S. Food and Drug Administration (FDA) approval of the Company’s monthly MET-097i monotherapy; and

c.	Combination FDA Approval Milestone: From $10.50 to $3.00 per CVR following FDA approval of the Company’s monthly MET-097i and MET-233i combination;

iii.	amending the commercially reasonable efforts obligations set forth in the CVR Agreement to match the terms proposed by Novo Nordisk in the October 25 Novo Proposal;

iv.	agreeing with a shareholder of Metsera to sell Pfizer 14.9% of the common stock of Metsera upon signing of the transaction; and

v.	Metsera to issue a press release stating that the Novo Nordisk Proposal presented unacceptably high risks and was unviable.

On October 29, 2025, Pfizer made a proposal to amend the Merger Agreement on the following material terms (i) an increase in the Closing amount from $47.50 to $50.50 and (ii) a term substantially similar to that described in (v) above.

Board Recommendation

At this time, the Merger Agreement remains in full effect, and Metsera’s Board of Directors reaffirm their recommendation that the holders of Metsera common stock approve the adoption of the Merger Agreement and approve the Merger with Pfizer on the terms and subject to the conditions set forth in the Merger Agreement. However, no action by Metsera shareholders is required at this time.

U.S. Federal Tax Treatment of the Dividend

Metsera does not believe it has a meaningful amount of “earnings and profits”. As such, Metsera currently expects that, for U.S. federal tax purposes, the Dividend will be treated first, as a return of capital to shareholders to the extent of their tax basis in their Metsera common stock, and thereafter as capital gain from the sale or exchange of Metsera stock.

The ultimate tax treatment of the Dividend will be based on Metsera’s current and accumulated earnings and profits for Metsera’s year ending December 31, 2025. The process of determining current and accumulated earnings and profits requires a final determination of Metsera’s financial results for the year and a review of certain other factors. Accordingly, the expected tax treatment of the Dividend is based upon currently available information and is subject to change. Metsera expects to update information on the taxation of the Dividend following the completion of 2025. To the extent Metsera has current or accumulated earnings and profits, as determined under U.S. federal income tax principles, the Dividend will be treated as a dividend that is, for U.S. holders that are individuals, “qualified dividend income” subject to U.S. federal income tax at the lower applicable long-term capital gains rates, provided certain holding period requirements are satisfied.

Because Metsera’s current and accumulated earnings and profits for Metsera’s year ending December 31, 2025 cannot yet be finally determined, Metsera expects that withholding agents will withhold on the Dividend paid to non-U.S. holders at a rate of 30% (or such lower rate specified by an applicable income tax treaty). Following the completion of the earnings and profits analysis, non-U.S. holders may seek refunds from the Internal Revenue Service of any amounts overwithheld.

The finally determined tax treatment of the Dividend as reported on Form 8937 will be available on Metsera’s website. The Form 8937 will be updated following the determination of Metsera’s financial results for the year ended December 31, 2025 and a review of certain other factors.

The information set forth above is provided only for general use, and does not constitute a complete description of all of the U.S. federal tax consequences of the receipt of the Dividend or the ownership and disposition of Metsera’s common stock. Shareholders should consult their own tax advisors concerning such consequences.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of November 4, 2025.

99.2	Novo Irrevocable Offer, dated as of November 4, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward Looking Statements

This release contains forward-looking information about, among other topics, Pfizer’s proposed acquisition of Metsera, Pfizer’s and Metsera’s pipeline products, including their potential benefits, potential best-in-class status, differentiation, profile and dosing, potential clinical trials, and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties relating to Pfizer’s proposed acquisition of Metsera include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Metsera stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that more competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including Metsera’s ability to attract and retain highly qualified management and other clinical and scientific personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s or Metsera’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, including expenses from defending the litigation, potential damages or other losses resulting from the litigation, the impact of the litigation on the Company, its business and the market price of the Company’s common stock; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Pfizer’s business and prospects, adverse developments in Pfizer’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of Metsera’s pipeline products or Pfizer’s commercialized and/or pipeline products; risks associated with Metsera conducting clinical trials and preclinical studies outside of the United States; Metsera’s reliance on third parties to conduct clinical trials and preclinical studies and for the manufacture and shipping of its product candidates; the risk that Metsera’s product candidates are associated with side effects, adverse events or other properties or safety risks; risks associated with Metsera’s license and collaboration agreements and future strategic alliances; Metsera’s ability to obtain, maintain, defend and enforce patent or other intellectual property protection for current or future product candidates or technology; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or Metsera’s pipeline products for any potential indications; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Metsera described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) and “Special Note regarding Forward Looking Statements” (in the case of Metsera) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pfizer and Metsera assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor Metsera gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with Pfizer’s proposed acquisition of Metsera, Metsera has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement has been mailed to Metsera’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Metsera with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Metsera’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Metsera’s proxy statement. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at www.metsera.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Metsera and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Metsera in favor of the proposed transaction. Information about Metsera’s directors and executive officers is set forth in Part III of Metsera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025. Additional information concerning the interests of Metsera’s participants in the solicitation, which may, in some cases, be different than those of Metsera’s stockholders generally, will be set forth in Metsera’s proxy statement relating to the proposed transaction when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at www.metsera.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METSERA, INC.

Date: November 4, 2025	By:	/s/ Matthew Lang
Matthew Lang Chief Legal Officer and Secretary